UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2023

ZYVERSA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41184	86-2685744
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2200 N. Commerce Parkway, Suite 208

Weston, Florida, 33326

(Address of principal executive offices) (Zip Code)

(754) 231-1688

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ZVSA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, the business combination between ZyVersa Therapeutics, Inc., a Florida corporation (“ZyVersa”) and Larkspur Health Acquisition Corp., a Delaware corporation (“Larkspur”) was consummated on December 12, 2022, whereby ZyVersa became a wholly-owned subsidiary of Larkspur and Larkspur changed its name to ZyVersa Therapeutics, Inc., a Delaware corporation (the “Company”). In connection with such business combination, the Company filed its final Prospectus/Proxy Statement on November 14, 2022 (the “Proxy Statement”). Among other proposals, the Proxy Statement included a proposal to approve the Company’s Second Amended and Restated Certificate of Incorporation at the special meeting of stockholders held on December 8, 2022, whereby, among other things, (i) the number of authorized shares of common stock of the Company was decreased from 220,000,000 (including 200,000,000 Class A shares and 20,000,000 Class B shares) to 110,000,000 and (ii) a single class of common stock was established (the “Charter Amendment”).

A recent decision of the Delaware Court of Chancery (“Court of Chancery”) has created uncertainty regarding the validity of the Charter Amendment and whether a separate vote of the holders of the outstanding shares of Class A and Class B common stock entitled to vote on the Charter Amendment was required under Section 242(b)(2) of the Delaware General Corporate Law (“DGCL”). In reliance upon, among other things, advice of several law firms including special Delaware counsel, on March 9, 2023, the Company filed a petition in the Court of Chancery pursuant to Section 205 of the DGCL seeking validation of the Charter Amendment, the Company’s Second Amended and Restated Certificate of Incorporation and the shares issued pursuant thereto to resolve any uncertainty with respect to those matters (the “Section 205 Action”). Section 205 of the DGCL permits the Court of Chancery, in its discretion, to validate potentially defective corporate acts and stock issuances after considering a variety of factors.

The Section 205 Action filed by the Company in the Court of Chancery is captioned In re ZyVersa Therapeutics, Inc., C.A. No. 2023-0299-LWW (Del. Ch.). A copy of the Company’s petition filed in the Section 205 Action is attached as Exhibit 99.1 to this Form 8-K. The same day the Section 205 Action was filed, the Company also moved that the Court of Chancery’s consideration of the Section 205 Action be expedited.

On March 10, 2023, the Court of Chancery granted the Company’s motion for expedited proceedings in the Section 205 Action. The Court of Chancery directed the Company (i) to file this Form 8-K, attaching the petition filed by the Company in the Section 205 Action; and (ii) to notify stockholders that the Court of Chancery will hold a final hearing to consider the merits of the petition filed by the Company in the Section 205 Action on March 29, 2023, at 11:00 a.m. Eastern Time, at the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801 (the “Section 205 Hearing”). This Form 8-K constitutes notice of the Section 205 Hearing. If any stockholder of the Company wishes to express a position on the Section 205 Action, such stockholders of the Company may (i) appear at the hearing in the Section 205 Action or (ii) file a written submission with the Register in Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, referring to the case caption, In re ZyVersa Therapeutics, Inc., C.A. No. 2023-0299-LWW (Del. Ch.), in advance of the Section 205 Hearing, and any such written submission should be emailed to the Company’s counsel, Kevin M. Gallagher, Richards, Layton & Finger, P.A., at gallagher@rlf.com.

Forward-Looking Statements

This report includes forward looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “feel,” “believes,” expects,” “estimates,” “projects,” “intends,” “should,” “is to be,” or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors. With respect to the matters addressed in this report, no assurances can be made regarding the outcome of the proceeding pursuant to Section 205 of the DGCL or any claims, proceedings or litigation regarding the authorization of the Company’s common stock. The Section 205 Action is, and any other litigation regarding the authorization of our stock would be, subject to uncertainties inherent in the litigation process, and may not result in timely resolution of the uncertainty regarding our capitalization, if at all. If the Company is unsuccessful in the Section 205 Action, claims alleging that a portion of its common stock was not authorized could have a material adverse effect on the Company, including on its ability to complete financing transactions or raise additional capital to execute its business plan and continue to operate its business. Additional information on potential factors that could affect the financial results of the Company and its forward-looking statements is included in the Company’s filings with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibit
99.1	Petition filed by ZyVersa Therapeutics, Inc. in the Delaware Court of Chancery on March 9, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2023
	By:	/s/ Stephen Glover
	Name:	Stephen C. Glover
	Title:	Chief Executive Officer